UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
January 2, 2008
CRAFTMADE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26667	75-2057054
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
650 South Royal Lane, Suite 100
Coppell, Texas 75019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 393-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
Consent of PricewaterhouseCoopers LLP
Unaudited Pro Forma Combined Financial Statements
Audited Financial Statements of Woodard, LLC
Unaudited Interim Financial Statements of Woodard, LLC

Explanatory Note
We previously filed a Form 8-K on January 4, 2008, reporting our acquisition of certain assets of Woodard, LLC, as described in the Form 8-K. We are filing this Amendment No. 1 on Form 8-K/A to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     The financial statements of Woodard, LLC, required by Item 9.01 (a) of Form 8-K are included in Item 9.01 Exhibits.
     (b) Pro Forma Financial Information.
     The unaudited pro forma combined balance sheet of Craftmade as of December 31, 2007 and the unaudited pro forma combined statements of operations of Craftmade for the six months ended December 31, 2007 and the fiscal year ended June 30, 2007 required by Item 9.01(b)(1) of Form 8-K are included herein.
     (c) Not applicable
     (d) Exhibits.
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Unaudited Pro Forma Combined Financial Statements as of and for the six months ended December 31, 2007, and for the fiscal year ended June 30, 2007 giving effect to the acquisition of Woodard, LLC

99.2	Audited Financial Statements of Woodard, LLC, as of July 28, 2007 and July 29, 2006 and for the fiscal years ended July 28, 2007, July 29, 2006 and July 30, 2005

99.3	Unaudited Interim Financial Statements of Woodard, LLC, as of December 31, 2007 and for the five months ended December 31, 2007 and 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFTMADE INTERNATIONAL, INC.
Date: March 14, 2008	By:	/s/ J. Marcus Scrudder
J. Marcus Scrudder
Chief Financial Officer